SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report:  July 10, 1996
(Date of earliest event reported)




                        Asset Securitization Corporation


             (Exact name of registrant as specified in its charter)


Delaware                                33-49370                13-3672337
(State or Other Juris-                 (Commission            (I.R.S. Employer
diction of Incorporation)               File Number)         Identification No.)


Two World Financial Center, Building B, New York, New York                10281
- ----------------------------------------------------------------------------
(Address of Principal Executive Office)                               (Zip Code)


Registrant's telephone number, including area code:               (212) 667-9300
                                                   ----------------------------



                     This Document contains exactly 5 Pages.
                         The Exhibit Index is on page 4.


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0063069.01                            -2-                                   44B

ITEM 5.           OTHER EVENTS

                  On March 1, 1996, Asset Securitization Corporation (the "Company") caused the issuance, pursuant to a Pooling and Servicing Agreement dated as of March 1, 1996 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Pacific Mutual Life Insurance Company, as servicer and special servicer, LaSalle National Bank, as trustee, and ABN AMRO BANK N.V., as fiscal agent, of Asset Securitization Corporation, Commercial Mortgage Pass-Through Certificates, Series 1996-D2 (the "Certificates"), issued in eighteen classes. Pursuant to a Current Report on Form 8-K, dated March 1, 1996, the Pooling and Servicing Agreement was filed with the Securities and Exchange Commission.

                  Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.




ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
         AND EXHIBITS

            (c)      Exhibits




                            Item 601(a) of
                            Regulation S-K
         Exhibit No.        Exhibit No.                   Description

             1                  4         Exhibit J to the Pooling and Servicing
                                           Agreement, dated as of March 1, 1996.


0063069.01                      -3-                                  44B

0063069.01                      -4-                                        44B

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                                       ASSET SECURITIZATION
                                                          CORPORATION





                                                     By:    /s/ Marlyn Marincas
                                                              Marlyn Marincas
                                                              Vice President


Date:  July 10, 1996

0063069.01                              -5-                                  44B


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0063069.01                             -6-                                   44B

                                EXHIBIT INDEX

                          Item 601(a) of
                          Regulation S-K
  Exhibit No.             Exhibit No.               Description

    1                         4           Exhibit J to the Pooling and Servicing
                                           Agreement, dated as of March 1, 1996.


0063069.01                           -7-                                    44B


                           Property City State  1995  1995 Current NOI   Current 1995       Current   Occ.  1995 Current ADI
Property                   Type                 NOI*  DSCR NOI     As of DSCR    Occupancy* Occupancy As of ADR* ADR     As of
Pool Name (if applicable)
Property Name
Property Name
Property Name
Property Name
Property Name
Total for Pool
Property Name
Property Name
Property Name









*Use most recent year end NOI, Occupancy and ADR.